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                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

We, the undersigned Directors of John Hancock Life Insurance Company of New York (the "Company") do hereby constitute and appoint Richard Harris, Peter Copestake, James D. Gallagher, Nicole K. Humblias and Kimberly Ciccarelli, James Hoodlet, Arnold Bergman or any one of them, our true and lawful attorneys to execute for us and in our names in the capacities indicated below i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for us, in our names, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for us, in our names, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and we do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above- mentioned acts.

Dated as of the 24th day of February, 2005.


/s/ ALISON ALDEN                                 /s/ RUTH ANN FLEMING
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Alison Alden                                     Ruth Ann Fleming


/s/ BRUCE AVEDON                                 /s/ JAMES D. GALLAGHER
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Bruce Avedon                                     James D. Gallagher


/s/ THOMAS BORSHOFF                              /s/ NEIL M. MERKL
-----------------------------                    -----------------------------
Thomas Borshoff                                  Neil M. Merkl


/s/ JAMES R. BOYLE                               /s/ BRADFORD J. RACE, JR.
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James R. Boyle                                   Bradford J. Race, Jr.


/s/ ROBERT A. COOK                               /s/ JOSEPH M. SCOTT
-----------------------------                    -----------------------------
Robert A. Cook                                   Joseph M. Scott


/s/ MARC COSTANTINI                              /s/ BRUCE R. SPECA
-----------------------------                    -----------------------------
Marc Costantini                                  Bruce R. Speca

/s/ JOHN D. DESPREZ III
-----------------------------
John D. DesPrez III